As filed with the Securities and Exchange Commission on April 16, 2020

Registration No. 333-232366

Registration No. 333-225759

Registration No. 333-221498

Registration No. 333-212320

Registration No. 333-203041

Registration No. 333-199798

Registration No. 333-189612

Registration No. 333-185439

Registration No. 333-174673

Registration No. 333-165750

Registration No. 333-154748

Registration No. 333-150484

Registration No. 333-131494

Registration No. 333-123192

Registration No. 333-119049

Registration No. 333-108175

Registration No. 333-104672

Registration No. 333-101479

Registration No. 333-99221

Registration No. 333-91812

Registration No. 333-91764

Registration No. 333-81398

Registration No. 333-71528

Registration No. 333-71530

Registration No. 333-66074

Registration No. 333-66076

Registration No. 333-65512

Registration No. 333-59428

Registration No. 333-58896

Registration No. 333-57542

Registration No. 333-48712

Registration No. 333-48714

Registration No. 333-48716

Registration No. 333-44264

Registration No. 333-32898

Registration No. 333-93839

Registration No. 333-93719

Registration No. 333-79997

Registration No. 333-76667

Registration No. 333-76665

Registration No. 333-68703

Registration No. 333-52035

Registration No. 333-24831

Registration No. 333-00535

Registration No. 033-59153

Registration No. 033-57499

Registration No. 033-54637

Registration No. 033-68594

Registration No. 033-66558

Registration No. 033-49756

Registration No. 033-41196

Registration No. 033-34340

Registration No. 033-28124

Registration No. 033-8847

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-232366

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-225759

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-221498

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-212320

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-203041

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-199798

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-189612

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-185439

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-174673

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-165750

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-154748

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-150484

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-131494

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-123192

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-119049

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-108175

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-104672

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-101479

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-99221

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-91812

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-91764

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-81398

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-71528

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-71530

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-66074

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-66076

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-65512

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-59428

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-58896

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-57542

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-48712

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-48714

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-48716

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-44264

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-32898

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-93839

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-93719

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-79997

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-76667

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-76665

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-68703

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-52035

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-24831

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 333-00535

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-59153

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-57499

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-54637

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-68594

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-66558

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-49756

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-41196

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-34340

POST-EFFECTIVE AMENDMENT NO. 1

TO FORM S-8 REGISTRATION STATEMENT NO. 033-28124

POST-EFFECTIVE AMENDMENT NO. 2

TO FORM S-8 REGISTRATION STATEMENT NO. 033-8847

UNDER THE SECURITIES ACT OF 1933

Cypress Semiconductor Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	94-2885898
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

198 Champion Court San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Cypress Semiconductor Corporation 2013 Stock Plan
(formerly named the 1994 Stock Option Plan and the Amended and Restated 1994 Stock Option Plan)

Cypress Semiconductor Corporation Employee Stock Purchase Plan
(formerly named the Employee Qualified Stock Purchase Plan)

Spansion Inc. 2010 Equity Incentive Award Plan

Cypress Semiconductor Corporation Amended and Restated 2012 Incentive Award Plan
(formerly named the Ramtron International Corporation 2012 Incentive Award Plan)

Ramtron International Corporation Amended and Restated 2005 Incentive Award Plan

Ramtron International Corporation 1999 Stock Option Plan

Ramtron International Corporation 1995 Stock Option Plan

SMaL Camera Technologies, Inc. 2000 Stock Option and Incentive Plan

Cypress Non-Qualified Deferred Compensation Plan II

Cypress Non-Qualified Deferred Compensation Plan I

Sahasra Employee Milestone Bonus Plan

Silicon Packets, Inc. 2000 Stock Option Plan

In-System Design, Inc. 1999/Stock Option/Stock Issuance Plan

In-System Design, Inc. 1997 Stock Option Plan

Lara Networks, Inc. 2000 Stock Plan

Stock Options granted by Lara Networks, Inc. outside its 2000 Stock Plan

Scanlogic Corporation 2001 Stock Plan

HiBand Semiconductors, Inc. 2000 Equity Incentive Plan

International Microcircuits, Inc. 2000 Nonstatutory Stock Option Plan

International Microcircuits, Inc. 1997 Equity Incentive Plan

RadioCom Corporation Stock Option Plan

Silicon Light Machines 1997 Stock Plan

Silicon Light Machines 1994 Stock Plan

Alation Systems, Inc. 1998 Stock Option Plan

Galvantech, Inc. 1995 Equity Incentive Plan

Anchor Chips Incorporated 1997 Stock Option Plan

Cypress Semiconductor Corporation 1999 Nonstatutory Stock Option Plan

IC Works, Inc. 1992 Stock Option Plan

Aspen/MTI Assumed Options

Thomas Group, Inc. Options

1985 Incentive Stock Option Plan

1988 Directors’ Stock Option Plan

1983 Stock Purchase Plan

Directors’ Warrants

(Full title of the plan)

Lawrence Michlovich

Secretary

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134

(Name and address of agent for service)

(408) 943-2600

(Telephone number, including area code, of agent for service)

With copies of all notices, orders and communications to:

Richard Aftanas, P.C.

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

(212) 446-4800

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company.  See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

☒ Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☐ Smaller reporting company ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

DEREGISTRATION OF SECURITIES

These Post-Effective Amendments (these “Post-Effective Amendments”), filed by Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”), relate to the following Registration Statements on Form S-8 filed by Cypress (each a “Registration Statement,” and collectively, the “Registration Statements”) with the U.S. Securities and Exchange Commission (the “SEC”):

•

Registration Statement on Form S-8 (No. 333-232366), filed with the SEC on June 26, 2019, pertaining to the registration of 600,000 shares of common stock, par value $0.01 per share, of Cypress (the “Common Stock”) issuable under the Cypress Semiconductor Corporation Employee Stock Purchase Plan, as amended (formerly named the Employee Qualified Stock Purchase Plan) (the “ESPP”);

•	Registration Statement on Form S-8 (No. 333-225759), filed with the SEC on June 20, 2018, pertaining to the registration of 2,000,000 shares of Common Stock issuable under the ESPP;

•

Registration Statement on Form S-8 (No. 333-221498), filed with the SEC on November 13, 2017, pertaining to the registration of (i) 31,100,000 shares of Common Stock issuable under the Cypress Semiconductor Corporation 2013 Stock Plan, as amended and restated (the “2013 Plan”), and the ESPP and (ii) general unsecured obligations of Cypress relating to $6,000,000 in deferred compensation under the Cypress Semiconductor Corporation Non-Qualified Deferred Compensation Plan II (the “Deferred Compensation Plan II”);

•

Registration Statement on Form S-8 (No. 333-212320), filed with the SEC on June 29, 2016, pertaining to the registration of (i) 2,000,000 shares of Common Stock issuable under the ESPP and (ii) general unsecured obligations of Cypress relating to $3,000,000 in deferred compensation under the Deferred Compensation Plan II;

•

Registration Statement on Form S-8 (No. 333-203041), filed with the SEC on March 26, 2015, pertaining to the registration of 17,255,822 shares of Common Stock issuable under the ESPP, the Spansion Inc. 2010 Equity Incentive Award Plan, as amended (the “Spansion Plan”), and outstanding awards under the Spansion Plan;

•

Registration Statement on Form S-8 (No. 333-199798), filed with the SEC on November 3, 2014, pertaining to the registration of (i) 1,148,792 shares of Common Stock issuable under the ESPP and (ii) general unsecured obligations of Cypress relating to $2,500,000 in deferred compensation under the Deferred Compensation Plan II;

•

Registration Statement on Form S-8 (No. 333-189612), filed with the SEC on June 26, 2013, pertaining to the registration of (i) 1,216,987 shares of Common Stock issuable under the ESPP, (ii) general unsecured obligations of Cypress relating to $24,571,466.29 in deferred compensation under the Cypress Non-Qualified Deferred Compensation Plan I (the “Deferred Compensation Plan I”) and (iii) general unsecured obligations of Cypress relating to $3,733,359.17 in deferred compensation under the Deferred Compensation Plan II;

•

Registration Statement on Form S-8 (No. 333-185439), filed with the SEC on December 12, 2012, pertaining to the registration of 3,495,388 shares of Common Stock (i) issuable upon the exercise of assumed equity awards pursuant to the Ramtron International Corporation 1995 Stock Option Plan, the Ramtron International Corporation 1999 Stock Option Plan, the Ramtron International Corporation Amended and Restated 2005 Incentive Award Plan and the Cypress Semiconductor Corporation Amended and Restated 2012 Incentive Award Plan (the “2012 Plan”), (ii) available for future equity awards under the 2012 Plan and (iii) issuable under the ESPP;

•

Registration Statement on Form S-8 (No. 333-174673), filed with the SEC on June 2, 2011, pertaining to the registration of 16,360,995 shares of Common Stock issuable under the Cypress Semiconductor Corporation 1994 Stock Plan, as amended and restated (the “A&R 1994 Plan”), and the ESPP;

•	Registration Statement on Form S-8 (No. 333-165750), filed with the SEC on March 29, 2010, pertaining to the registration of 2,709,703 shares of Common Stock issuable under the ESPP;
•

Registration Statement on Form S-8 (No. 333-154748), filed with the SEC on October 27, 2008, pertaining to the registration of 86,877,350 shares of Common Stock issuable under the A&R 1994 Plan, the Cypress Semiconductor Corporation 1999 Non-Statutory Stock Option Plan (the “1999 Plan”), the ESPP and the International Microcircuits Inc. 2000 Nonstatutory Stock Option Plan (the “IM 2000 Plan”);

•	Registration Statement on Form S-8 (No. 333-150484), filed with the SEC on April 28, 2008, pertaining to the registration of 3,613,260 shares of Common Stock issuable under the ESPP;
•	Registration Statement on Form S-8 (No. 333-131494), filed with the SEC on February 3, 2006, pertaining to the registration of 3,982,920 shares of Common Stock issuable under the ESPP;
•

Registration Statement on Form S-8 (No. 333-123192), filed with the SEC on March 8, 2005, pertaining to the registration of 338,246 shares of Common Stock issuable under the SMaL Camera Technologies, Inc. 2000 Stock Option and Incentive Plan;

•

Registration Statement on Form S-8 (No. 333-119049), filed with the SEC on September 16, 2004, pertaining to the registration of 24,192,734 shares of Common Stock issuable under the A&R 1994 Plan and the ESPP;

•	Registration Statement on Form S-8 (No. 333-108175), filed with the SEC on August 22, 2003, pertaining to the registration of 1,500,000 shares of Common Stock issuable under the 1999 Plan;
•

Registration Statement on Form S-8 (No. 333-104672), filed with the SEC on April 22, 2003, pertaining to the registration of 7,424,580 shares of Common Stock issuable under the A&R 1994 Plan and the ESPP;

•	Registration Statement on Form S-8 (No. 333-101479), filed with the SEC on November 26, 2002, pertaining to the registration of 2,500,000 shares of Common Stock issuable under the 1999 Plan;
•

Registration Statement on Form S-8 (No. 333-99221), filed with the SEC on September 6, 2002, pertaining to the registration of general unsecured obligations of Cypress relating to $22,684,829.21 in deferred compensation under the Deferred Compensation Plan I and the Deferred Compensation Plan II;

•

Registration Statement on Form S-8 (No. 333-91812), filed with the SEC on July 2, 2002, pertaining to the registration of 258,886 shares of Common Stock issuable under the Sahasra Employee Milestone Bonus Plan;

•

Registration Statement on Form S-8 (No. 333-91764), filed with the SEC on July 2, 2002, pertaining to the registration of 8,237,059 shares of Common Stock issuable under the A&R 1994 Plan and the ESPP;

•

Registration Statement on Form S-8 (No. 333-81398), filed with the SEC on January 25, 2002, pertaining to the registration of 160,923 shares of Common Stock issuable upon exercise of options outstanding under the Silicon Packets, Inc. 2000 Stock Option Plan;

•

Registration Statement on Form S-8 (No. 333-71528), filed with the SEC on October 12, 2001, pertaining to the registration of 1,500,000 shares of Common Stock issuable upon exercise of options (i) granted under the 1999 Plan and (ii) reserved for issuance under the 1999 Plan;

•

Registration Statement on Form S-8 (No. 333-71530), filed with the SEC on October 12, 2001, pertaining to the registration of 313,985 shares of Common Stock issuable upon the exercise of options outstanding under the In-System Design, Inc. 1997 Stock Option Plan and the In-System Design, Inc. 1999 Stock Option/Stock Issuance Plan;

•

Registration Statement on Form S-8 (No. 333-66074), filed with the SEC on July 27, 2001, pertaining to the registration of 3,000,000 shares of Common Stock issuable upon exercise of options (i) outstanding under the 1999 Plan and (ii) reserved for issuance under the 1999 Plan;

•

Registration Statement on Form S-8 (No. 333-66076), filed with the SEC on July 27, 2001, pertaining to the registration of 422,894 shares of Common Stock issuable upon exercise of options outstanding under the Lara Networks, Inc. 2000 Stock Plan and stock options granted by Lara Networks, Inc. outside its 2000 Stock Plan;

•

Registration Statement on Form S-8 (No. 333-65512), filed with the SEC on July 20, 2001, pertaining to the registration of 500,000 shares of Common Stock issuable upon exercise of options outstanding under the Scanlogic Corporation 2001 Stock Plan;

•

Registration Statement on Form S-8 (No. 333-59428), filed with the SEC on April 24, 2001, pertaining to the registration of 203,747 shares of Common Stock issuable upon exercise of options outstanding under the HiBand Semiconductors, Inc. 2000 Equity Plan;

•

Registration Statement on Form S-8 (No. 333-58896), filed with the SEC on April 13, 2001, pertaining to the registration of 7,539,540 shares of Common Stock issuable under the A&R 1994 Plan and the ESPP;

•

Registration Statement on Form S-8 (No. 333-57542), filed with the SEC on March 26, 2001, pertaining to the registration of 7,001,675 shares of Common Stock issuable upon exercise of options outstanding under the International Microcircuits, Inc. 1997 Equity Incentive Plan and the IM 200 Plan;

•

Registration Statement on Form S-8 (No. 333-48712), filed with the SEC on October 26, 2000, pertaining to the registration of 8,987 shares of Common Stock issuable under the Alation Systems, Inc. 1998 Stock Option Plan;

•

Registration Statement on Form S-8 (No. 333-48714), filed with the SEC on October 26, 2000, pertaining to the registration of 432,705 shares of Common Stock issuable under the Silicon Light Machines 1994 Stock Plan and the Silicon Light Machines 1997 Stock Plan;

•

Registration Statement on Form S-8 (No. 333-48716), filed with the SEC on October 26, 2000, pertaining to the registration of 22,048 shares of Common Stock issuable under the RadioCom Corporation Stock Option Plan;

•

Registration Statement on Form S-8 (No. 333-44264), filed with the SEC on August 22, 2000, pertaining to the registration of 7,880,985 shares of Common Stock issuable under the A&R 1994 Plan, the ESPP and the 1999 Plan;

•

Registration Statement on Form S-8 (No. 333-32898), filed with the SEC on March 21, 2000, pertaining to the registration of 103,582 shares of Common Stock reserved for future issuance under the Galvantech, Inc. 1995 Equity Incentive Plan;

•

Registration Statement on Form S-8 (No. 333-93839), filed with the SEC on December 30, 1999, pertaining to the registration of 5,091,530 shares of Common Stock issuable under the A&R 1994 Plan and the ESPP;

•	Registration Statement on Form S-8 (No. 333-93719), filed with the SEC on December 28, 1999, pertaining to the registration of 600,000 shares of Common Stock issuable under the 1999 Plan;
•

Registration Statement on Form S-8 (No. 333-79997), filed with the SEC on June 4, 1999, pertaining to the registration of 217,344 shares of Common Stock issuable upon exercise of options granted under the Anchor Chips Incorporated 1997 Stock Option Plan;

•

Registration Statement on Form S-8 (No. 333-76667), filed with the SEC on April 20, 1999, pertaining to the registration of 1,800,000 shares of Common Stock issuable upon exercise of options granted under the IC WORKS, Inc. 1992 Stock Option Plan;

•

Registration Statement on Form S-8 (No. 333-76665), filed with the SEC on April 20, 1999, pertaining to the registration of 1,500,000 shares of Common Stock issuable upon exercise of options granted under the 1999 Plan;

•	Registration Statement on Form S-8 (No. 333-68703), filed with the SEC on December 10, 1998, pertaining to the registration of 2,800,000 shares of Common Stock issuable under the ESPP;
•	Registration Statement on Form S-8 (No. 333-52035), filed with the SEC on May 7, 1998, pertaining to the registration of 4,080,773 shares of Common Stock Issuable under the A&R 1994 Plan;
•	Registration Statement on Form S-8 (No. 333-24831), filed with the SEC on April 9, 1997, pertaining to the registration of 3,649,567 shares of Common Stock issuable under the A&R 1994 Plan;
•

Registration Statement on Form S-8 (No. 333-00535), filed with the SEC on January 30, 1996, pertaining to the registration of 3,680,684 shares of Common Stock issuable under the 1994 Stock Option Plan (the “1994 Plan”);

•	Registration Statement on Form S-8 (No. 033-59153), filed with the SEC on May 8, 1995, pertaining to the registration of 1,000,000 shares of Common Stock issuable under the ESPP;
•	Registration Statement on Form S-8 (No. 033-57499), filed with the SEC on January 30, 1995, pertaining to the registration of 1,751,013 shares of Common Stock issuable under the 1994 Plan;
•	Registration Statement on Form S-8 (No. 033-54637), filed with the SEC on July 19, 1994, pertaining to the registration of 3,000,000 shares of Common Stock issuable under the 1994 Plan;
•

Registration Statement on Form S-8 (No. 033-68594), filed with the SEC on September 10, 1993, pertaining to the registration of 134,077 shares of Common Stock issuable under the Aspen/MTI Assumed Options;

•	Registration Statement on Form S-8 (No. 033-66558), filed with the SEC on July 28, 1993, pertaining to the registration of 500,000 shares of Common Stock issuable under the Thomas Group, Inc. Options;
•

Registration Statement on Form S-8 (No. 033-49756), filed with the SEC on July 20, 1992, pertaining to the registration of 1,500,000 shares of Common Stock issuable under the ESPP and 4,000,000 shares of Common Stock issuable under the 1985 Stock Option Plan (the “1985 Plan”);

•	Registration Statement on Form S-8 (No. 033-41196), filed with the SEC on June 14, 1991, pertaining to the registration of 500,000 shares of Common Stock issuable under the ESPP;
•	Registration Statement on Form S-8 (No. 033-34340), filed with the SEC on April 13, 1990, pertaining to the registration of 4,300,000 shares of Common Stock issuable under the 1985 Plan and the ESPP;
•

Registration Statement on Form S-8 (No. 033-28124), filed with the SEC on April 14, 1989, pertaining to the registration of 3,450,000 shares of Common Stock issuable under the 1988 Directors’ Stock Option Plan, the 1985 Plan and the ESPP;

•

Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 033-8847), filed with the SEC on April 1, 1987, pertaining to the registration of 3,835,615 shares of Common Stock issuable under the 1983 Stock Purchase Plan, the 1985 Plan, Directors’ Warrants and the ESPP; and

•

Registration Statement on Form S-8 (No. 033-8847), filed with the SEC on September 18,1986, pertaining to the registration of 2,000,000 shares of Common Stock issuable under the 1983 Stock Purchase Plan, the 1985 Plan, Directors’ Warrants and the ESPP.

These Post-Effective Amendments are being filed with the SEC in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of June 3, 2019 (the “Merger Agreement”), by and among Cypress, Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon”), and IFX Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Infineon (“Merger Sub”). On April 16, 2020, pursuant to the Merger Agreement, Merger Sub merged with and into Cypress, with Cypress surviving as a wholly owned subsidiary of Infineon.

In accordance with undertakings made by Cypress in each of the Registration Statements to remove from registration, by means of a post-effective amendment, any of the securities that were registered under such Registration Statement for issuance that remain unsold at the termination of the offering, Cypress hereby removes from registration all of such securities of Cypress registered but unsold under the Registration Statements as of the date hereof.  The Registration Statements are hereby amended, as appropriate, to reflect the deregistration of such securities.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has authorized these Post-Effective Amendments to the Registration Statements on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this April 16, 2020.

Cypress Semiconductor Corporation

By:	/s/ Lawrence Michlovich
Name:	Lawrence Michlovich
Title:	Secretary

No other person is required to sign these Post-Effective Amendments in reliance upon Rule 478 under the Securities Act of 1933, as amended.